EXHIBIT 10.15

NEGATIVE PLEDGE

THIS NEGATIVE PLEDGE AGREEMENT (this “Agreement”) dated as of the 16th day of February, 2007.

FROM:

The entities listed on the signature page hereto

(hereinafter, individually and collectively, called the "Covenantor")

OF THE FIRST PART

T O :

DUTCHESS PRIVATE EQUITIES FUND, LTD.

(hereinafter called the "Lender")

OF THE SECOND PART

WHEREAS pursuant to one or more promissory notes or debentures (the “Credit Facilities”) issued by DineWise, Inc., a Nevada corporation (the “Company”), the Lender has agreed to make certain loans and other financial accommodations to the Company, upon the terms and conditions set forth therein (the "Loan Agreement");

AND WHEREAS each Covenantor is a subsidiary of the Company or its subsidiaries;

AND WHEREAS it is a condition of the establishment of the Credit Facilities by the Lender that each Covenantor enter into this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each Covenantor), each Covenantor represents, covenants and agrees in favor of the Lender as follows:

1.

Each Covenantor hereby covenants and agrees to and in favor of the Lender that it will not grant, any lien, charge, security interest, hypothec, mortgage or encumbrance of any nature or kind over any property which it may hereafter acquire and that immediately upon acquiring any such property, it shall notify the Lender in writing of such acquisition and shall grant to and in favor of the Lender any lien, charge, security interest, hypothec, mortgage or encumbrance which the Lender may request.

This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of each Covenantor.

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IN WITNESS WHEREOF each Covenantor has executed this Agreement as of the 16th day of February, 2007.

CONCORD FINANCIAL SERVICES, INC.

By:

____________________________________

[Authorized Signing Officer]

KAL MAR PROPERTIES CORPORATION

By:

____________________________________

[Authorized Signing Officer]

PRIME FOODS DEVELOPMENT CORPORATION

By:

____________________________________

[Authorized Signing Officer]

CPFOODS.COM, LLC

By:

____________________________________

[Authorized Signing Officer]

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